Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
as of December 31, 2023

Name	Jurisdiction of Organization
Aberdeen Dialysis, LLC	Delaware
Adair Dialysis, LLC	Delaware
Afton Dialysis, LLC	Delaware
Ahern Dialysis, LLC	Delaware
Alenes Dialysis, LLC	Delaware
Alomie Dialysis, LLC	Delaware
Alterra Dialysis, LLC	Delaware
American Fork Dialysis, LLC	Delaware
American Medical Insurance, Inc.	Arizona
Amery Dialysis, LLC	Delaware
Animas Dialysis, LLC	Delaware
Arbela Dialysis, LLC	Delaware
Arcadia Gardens Dialysis, LLC	Delaware
Arrowhead Dialysis, LLC	Delaware
Artesia Dialysis, LLC	Delaware
Ashdow Dialysis, LLC	Delaware
Astro, Hobby, West Mt. Renal Care Limited Partnership	Delaware
Atchison Dialysis, LLC	Delaware
Atlantic Dialysis, LLC	Delaware
Attell Dialysis, LLC	Delaware
Austin Dialysis Centers, L.P.	Delaware
Bainbridge Dialysis, LLC	Delaware
Banfort Dialysis, LLC	Delaware
Bannack Dialysis, LLC	Delaware
Bannon Dialysis, LLC	Delaware
Barnell Dialysis, LLC	Delaware
Barrons Dialysis, LLC	Delaware
Barton Dialysis, LLC	Delaware
Basin Dialysis, LLC	Delaware
Bastrop Dialysis, LLC	Delaware
Bayshore Dialysis, LLC	Delaware
Beacon Dialysis, LLC	Delaware
Bear Creek Dialysis Center, L.P.	Delaware
Beck Dialysis, LLC	Delaware
Bedell Dialysis, LLC	Delaware
Bellevue Dialysis, LLC	Delaware
Beverly Dialysis, LLC	Delaware
Beverly Hills Dialysis Partnership	California
Birch Dialysis, LLC	Ohio
Bladon Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Blanco Dialysis, LLC	Delaware
Bliss Dialysis, LLC	Delaware
Bogachiel Dialysis, LLC	Delaware
Bohama Dialysis, LLC	Delaware
Borrego Dialysis, LLC	Delaware
Bothwell Dialysis, LLC	Delaware
Botkins Dialysis, LLC	Delaware
Bottle Dialysis, LLC	Delaware
Bowan Dialysis, LLC	Delaware
Brache Dialysis, LLC	Delaware
Braddock Dialysis, LLC	Delaware
Braden Dialysis, LLC	Delaware
Branbur Dialysis, LLC	Delaware
Bretton Dialysis, LLC	Delaware
Bridges Dialysis, LLC	Delaware
Brimfield Dialysis, LLC	Delaware
Brook Dialysis, LLC	Delaware
Brookstone Dialysis, LLC	Delaware
Brownsville Kidney Center, Ltd.	Texas
Brownwood Dialysis, LLC	Delaware
Bruno Dialysis, LLC	Delaware
Buckhorn Dialysis, LLC	Delaware
Buford Dialysis, LLC	Delaware
Bullards Dialysis, LLC	Delaware
Bullock Dialysis, LLC	Delaware
Burman Dialysis, LLC	Delaware
Burrill Dialysis, LLC	Delaware
Butano Dialysis, LLC	Delaware
Cadiz Dialysis, LLC	Delaware
Cagles Dialysis, LLC	Delaware
Camino Dialysis, LLC	Delaware
Campton Dialysis, LLC	Delaware
Canney Dialysis, LLC	Delaware
Canyon Dialysis, LLC	Delaware
Canyon Springs Dialysis, LLC	Delaware
Capano Dialysis, LLC	Delaware
Capes Dialysis, LLC	Delaware
Capital Dialysis Partnership	California
Capron Dialysis, LLC	Delaware
Carlton Dialysis, LLC	U.S. Virgin Islands
Carroll County Dialysis Facility Limited Partnership	Maryland
Carroll County Dialysis Facility, Inc.	Maryland
Cascades Dialysis, LLC	Delaware
Caverns Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Cedar Dialysis, LLC	Delaware
Centennial LV, LLC	Delaware
Central Carolina Dialysis Centers, LLC	Delaware
Central Georgia Dialysis, LLC	Delaware
Central Iowa Dialysis Partners, LLC	Delaware
Central Kentucky Dialysis Centers, LLC	Delaware
Chadron Dialysis, LLC	Delaware
Challis Dialysis, LLC	Delaware
Channel Dialysis, LLC	Delaware
Chantry Dialysis, LLC	Delaware
Cheraw Dialysis, LLC	Delaware
Chicago Heights Dialysis, LLC	Delaware
Chipeta Dialysis, LLC	Delaware
Chouteau Dialysis, LLC	Delaware
Churchill Dialysis, LLC	Delaware
Cinco Rios Dialysis, LLC	Delaware
Clark Dialysis, LLC	Delaware
Claymount Dialysis, LLC	Delaware
Clayton Dialysis, LLC	Delaware
Clinica Central do Bonfim S.A.	Portugal
Clinton Township Dialysis, LLC	Delaware
Clyfee Dialysis, LLC	Delaware
Coast Dialysis, LLC	Delaware
Collier Dialysis, LLC	Delaware
Columbus-RNA-DaVita, LLC	Delaware
Commerce Township Dialysis Center, LLC	Delaware
Conconully Dialysis, LLC	Delaware
Conecuh Dialysis, LLC	Delaware
Continental Dialysis Centers, Inc.	Virginia
Coral Dialysis, LLC	Delaware
Couer Dialysis, LLC	Delaware
Court Dialysis, LLC	Delaware
Cowell Dialysis, LLC	Delaware
Craville Dialysis, LLC	Delaware
Crossings Dialysis, LLC	Delaware
Crowder Dialysis, LLC	Delaware
Crystals Dialysis, LLC	Delaware
Cuivre Dialysis, LLC	Delaware
Culbert Dialysis, LLC	Delaware
Curecanti Dialysis, LLC	Delaware
Curlew Dialysis, LLC	Delaware
Dale Dialysis, LLC	Delaware
Dallas-Fort Worth Nephrology, L.P.	Delaware
Damon Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Daroga Dialysis, LLC	Delaware
DaVita - Riverside II, LLC	Delaware
DaVita - Riverside, LLC	Delaware
DaVita - West, LLC	Delaware
DaVita & Dignity Health Dialysis, LLC	Delaware
DaVita (UK) Limited	United Kingdom
DaVita (UK) Trading Limited	United Kingdom
DaVita Águas Claras Serviços de Nefrologia Ltda.	Brazil
DaVita APAC Holding B.V.	Netherlands
DaVita Brasil Participações e Serviços de Nefrologia Ltda.	Brazil
DaVita Care (Saudi Arabia)	Saudi Arabia
DaVita Ceilândia Serviços de Nefrologia Ltda.	Brazil
DaVita Dakota Dialysis Center, LLC	Delaware
DaVita Deutschland AG	Germany
DaVita EL Paso East, L.P.	Delaware
DaVita Germany GmbH	Germany
DaVita Kidney Care Contracting, LLC	Delaware
DaVita Natal Serviços de Nefrologia Ltda.	Brazil
DaVita Nefromed Serviços de Nefrologia Ltda.	Brazil
DaVita Nephron Care Serviços de Nefrologia Ltda.	Brazil
DaVita of New York, Inc.	New York
DaVita Rien Serviços de Nefrologia Ltda.	Brazil
DaVita S.A.S.	Colombia
DaVita Serviços de Nefrologia Alvorada Ltda	Brazil
DaVita Serviços de Nefrologia Ananindeua Ltda.	Brazil
DaVita Serviços de Nefrologia Asa Sul Ltda.	Brazil
DaVita Serviços de Nefrologia Belém Ltda.	Brazil
DaVita Serviços de Nefrologia Boa Vista Ltda.	Brazil
DaVita Serviços de Nefrologia Bueno Ltda.	Brazil
DaVita Serviços de Nefrologia Campinas Ltda.	Brazil
DaVita Serviços de Nefrologia Campo Grande Ltda.	Brazil
DaVita Serviços de Nefrologia Cuiabá Ltda.	Brazil
DaVita Serviços de Nefrologia de Araraquara Ltda.	Brazil
DaVita Serviços de Nefrologia Fonte Nova Ltda.	Brazil
DaVita Serviços de Nefrologia Franca Ltda.	Brazil
DaVita Serviços de Nefrologia Goiânia Ltda.	Brazil
DaVita Serviços de Nefrologia Guarulhos Ltda.	Brazil
DaVita Serviços de Nefrologia João Pessoa Ltda.	Brazil
DaVita Serviços de Nefrologia Lagoa Nova Ltda.	Brazil
DaVita Serviços de Nefrologia Marco Ltda.	Brazil
DaVita Serviços de Nefrologia Moema Ltda.	Brazil
DaVita Serviços de Nefrologia Pacini Ltda.	Brazil
DaVita Serviços de Nefrologia Pantanal Ltda.	Brazil
DaVita Serviços de Nefrologia Santos Dumont Ltda.	Brazil

Name - Continued	Jurisdiction of Organization
DaVita Serviços de Nefrologia Serra Ltda.	Brazil
DaVita Serviços de Nefrologia Sumaré Ltda.	Brazil
DaVita Serviços de Nefrologia Taquaral Ltda.	Brazil
DaVita Serviços de Nefrologia Taubaté Ltda.	Brazil
DaVita Serviços de Nefrologia Valinhos Ltda.	Brazil
DaVita Serviços de Nefrologia Vila Aricanduva Ltda.	Brazil
DaVita Serviços Nefrologia Madalena Ltda.	Brazil
DaVita Sp. z o.o.	Poland
DaVita Sud-Niedersachsen GmbH	Germany
DaVita Transrim Serviços de Nefrologia Ltda.	Brazil
DaVita Tratamento Renal Participações Ltda.	Brazil
DaVita UK Holding Limited	United Kingdom
DaVita UTR Serviços de Nefrologia Ltda.	Brazil
DaVita Value-Based Enterprise, LLC	Delaware
DaVita VillageHealth, Inc.	Delaware
Dawson Dialysis, LLC	Delaware
DC Healthcare International, Inc.	Delaware
Deowee Dialysis, LLC	Delaware
Dialysis Holdings, Inc.	Delaware
Dialysis of Des Moines, LLC	Delaware
Dialysis of Northern Illinois, LLC	Delaware
Dialysis Specialists of Dallas, Inc.	Texas
Dierks Dialysis, LLC	Delaware
Dighton Dialysis, LLC	Delaware
DNP Management Company, LLC	Delaware
Dolores Dialysis, LLC	Delaware
Dome Dialysis, LLC	Delaware
Doves Dialysis, LLC	Delaware
Downriver Centers, Inc.	Michigan
DPS CKD, LLC	Delaware
Dresher Dialysis, LLC	Delaware
Dunes Dialysis, LLC	Delaware
Dunkins Dialysis, LLC	Delaware
Durango Dialysis Center, LLC	Delaware
DV Care Netherlands B.V.	Netherlands
DV Care Netherlands C.V.	Netherlands
DVA Healthcare - Southwest Ohio, LLC	Tennessee
DVA Healthcare of Maryland, LLC	Maryland
DVA Healthcare of Massachusetts, Inc.	Massachusetts
DVA Healthcare of New London, LLC	Tennessee
DVA Healthcare of Norwich, LLC	Tennessee
DVA Healthcare of Pennsylvania, LLC	Pennsylvania
DVA Healthcare of Tuscaloosa, LLC	Tennessee
DVA Healthcare Renal Care, Inc.	Nevada

Name - Continued	Jurisdiction of Organization
DVA Holdings Pte. Ltd.	Singapore
DVA Laboratory Services, Inc.	Florida
DVA of New York, Inc.	New York
DVA Renal Healthcare, Inc.	Tennessee
Dworsher Dialysis, LLC	Delaware
Eagles Dialysis, LLC	Delaware
East End Dialysis Center, Inc.	Virginia
East Ft. Lauderdale, LLC	Delaware
East Houston Kidney Center, L.P.	Delaware
Eavers Dialysis, LLC	Delaware
Ebrea Dialysis, LLC	Delaware
Edisto Dialysis, LLC	Delaware
Elandon Dialysis, LLC	Delaware
Eldrist Dialysis, LLC	Delaware
Elgin Dialysis, LLC	Delaware
Elk Grove Dialysis Center, LLC	Delaware
Elkhorn Dialysis, LLC	Delaware
Empire State DC, Inc.	New York
Endicott Dialysis, LLC	Delaware
Etowah Dialysis, LLC	Delaware
Eufaula Dialysis, LLC	Delaware
EURODIAL - Centro de Nefrologia e Dialise de Leiria S.A.	Portugal
Fairfield Dialysis, LLC	Delaware
Falcon, LLC	Delaware
Fanthorp Dialysis, LLC	Delaware
Federal Way Assurance, Inc.	Colorado
Ferne Dialysis, LLC	Delaware
Fields Dialysis, LLC	Delaware
Five Star Dialysis, LLC	Delaware
Fjords Dialysis, LLC	Delaware
Flamingo Park Kidney Center, Inc.	Florida
Flor Dialysis, LLC	Delaware
Forester Dialysis, LLC	Delaware
Freehold Artificial Kidney Center, L.L.C.	New Jersey
Fremont Dialysis, LLC	Delaware
Frontier Dialysis, LLC	Delaware
Fullerton Dialysis Center, LLC	Delaware
Ganchis Dialysis, LLC	Delaware
Ganois Dialysis, LLC	Delaware
Gansett Dialysis, LLC	Delaware
Garden State Renal, LLC	Delaware
Garner Dialysis, LLC	Delaware
Garrett Dialysis, LLC	Delaware
Gate Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Gaviota Dialysis, LLC	Delaware
GDC International, LLC	Delaware
Gebhard Dialysis, LLC	Delaware
Genesis KC Development, LLC	Delaware
Geyser Dialysis, LLC	Delaware
Gilwards Dialysis, LLC	Delaware
Glassland Dialysis, LLC	Delaware
Glosser Dialysis, LLC	Delaware
Golden Dialysis, LLC	Delaware
Goldendale Dialysis, LLC	Delaware
Goliad Dialysis, LLC	Delaware
Gordina Dialysis, LLC	Delaware
Gouache Dialysis, LLC	Delaware
Gramleer Dialysis, LLC	Delaware
Grand Home Dialysis, LLC	Delaware
Great Dialysis, LLC	Delaware
Greater Las Vegas Dialysis, LLC	Delaware
Greater Los Angeles Dialysis Centers, LLC	Delaware
Green Country Dialysis, LLC	Delaware
Green Desert Dialysis, LLC	Delaware
Griffin Dialysis, LLC	Delaware
Groten Dialysis, LLC	Delaware
Hallowell Dialysis, LLC	Delaware
Harmony Dialysis, LLC	Delaware
Harris Dialysis, LLC	Delaware
Hart Dialysis, LLC	Delaware
Havenwood Dialysis, LLC	Delaware
Hawn Dialysis, LLC	Delaware
Hazelton Dialysis, LLC	Delaware
Hegan Dialysis, LLC	Delaware
Helmer Dialysis, LLC	Delaware
Hewett Dialysis, LLC	Delaware
Heyburn Dialysis, LLC	Delaware
Hilgards Dialysis, LLC	Delaware
Hochatown Dialysis, LLC	Delaware
Holdrege Dialysis, LLC	Delaware
Holten Dialysis, LLC	Delaware
Home Kidney Care, LLC	Delaware
Honey Dialysis, LLC	Delaware
Honeyman Dialysis, LLC	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware
Humboldt Dialysis, LLC	Delaware
Hummer Dialysis, LLC	Delaware
Hunter Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Huntington Artificial Kidney Center, Ltd.	New York
Huntington Park Dialysis, LLC	Delaware
Hyattsville Dialysis, LLC	Delaware
Hyde Dialysis, LLC	Delaware
IDC -International Dialysis Centers, Lda	Portugal
Indian River Dialysis Center, LLC	Delaware
Integrated Kidney Care Of Camden, LLC	Delaware
Integrated Kidney Care Of Central California, LLC	Delaware
Integrated Kidney Care Of Central Texas, LLC	Delaware
Integrated Kidney Care Of Central Valley, LLC	Delaware
Integrated Kidney Care Of Colorado, LLC	Delaware
Integrated Kidney Care Of Florida, LLC	Delaware
Integrated Kidney Care Of Georgia, LLC	Delaware
Integrated Kidney Care Of Great Plains, LLC	Delaware
Integrated Kidney Care Of Illinois And Indiana, LLC	Delaware
Integrated Kidney Care Of Inland Empire California, LLC	Delaware
Integrated Kidney Care of Iowa, LLC	Delaware
Integrated Kidney Care Of Kentucky And Indiana, LLC	Delaware
Integrated Kidney Care Of Lake Erie, LLC	Delaware
Integrated Kidney Care Of Las Vegas, LLC	Delaware
Integrated Kidney Care Of Long Island, LLC	Delaware
Integrated Kidney Care Of Maryland, LLC	Delaware
Integrated Kidney Care Of Michigan, LLC	Delaware
Integrated Kidney Care Of Mid-Atlantic, LLC	Delaware
Integrated Kidney Care Of Minnesota, LLC	Delaware
Integrated Kidney Care Of Missouri, Arkansas And Western Tennessee, LLC	Delaware
Integrated Kidney Care Of Missouri, LLC	Delaware
Integrated Kidney Care Of Nevada, LLC	Delaware
Integrated Kidney Care Of New Jersey And Pennsylvania, LLC	Delaware
Integrated Kidney Care Of Northern California, LLC	Delaware
Integrated Kidney Care Of Ohio, LLC	Delaware
Integrated Kidney Care Of Pennsylvania And Ohio, LLC	Delaware
Integrated Kidney Care Of South Florida, LLC	Delaware
Integrated Kidney Care Of South Texas, LLC	Delaware
Integrated Kidney Care Of Southern California, LLC	Delaware
Integrated Kidney Care Of Texas And Oklahoma, LLC	Delaware
Integrated Kidney Care Of The Northeast, LLC	Delaware
Integrated Kidney Care Of The Pacific Northwest, LLC	Delaware
Integrated Kidney Care Of Virginia, LLC	Delaware
Integrated Kidney Care Of West Texas And New Mexico, LLC	Delaware
Iroquois Dialysis, LLC	Delaware
ISD Brandon, LLC	Delaware
ISD Buffalo Grove, LLC	Delaware
ISD Corpus Christi, LLC	Delaware

Name - Continued	Jurisdiction of Organization
ISD I Holding Company, Inc.	Delaware
ISD II Holding Company, Inc.	Delaware
ISD Kendallville, LLC	Delaware
ISD Las Vegas, LLC	Delaware
ISD Lees Summit, LLC	Delaware
ISD Renal, Inc.	Delaware
ISD Spring Valley, LLC	Delaware
ISD Summit Renal Care, LLC	Ohio
Jabine Dialysis, LLC	Delaware
Jacinto Dialysis, LLC	Delaware
Jenness Dialysis, LLC	Delaware
Jericho Dialysis, LLC	Delaware
Joshua Dialysis, LLC	Delaware
Kadden Dialysis, LLC	Delaware
Kamiah Dialysis, LLC	Delaware
Kasaskia Dialysis, LLC	Delaware
Kavett Dialysis, LLC	Delaware
Kearn Dialysis, LLC	Delaware
Kenai Dialysis, LLC	Delaware
Kidney HOME Center, LLC	Delaware
Kimball Dialysis, LLC	Delaware
Kingston Dialysis, LLC	Delaware
Kinnick Dialysis, LLC	Delaware
Kinter Dialysis, LLC	Delaware
Knickerbocker Dialysis, Inc.	New York
Krapell Dialysis, LLC	Delaware
Lakeshore Dialysis, LLC	Delaware
Landing Dialysis, LLC	Delaware
Landor Dialysis, LLC	Delaware
Lantell Dialysis, LLC	Delaware
Lassen Dialysis, LLC	Delaware
Lathrop Dialysis, LLC	Delaware
Latrobe Dialysis, LLC	Delaware
Leasburg Dialysis, LLC	Delaware
Leawood Dialysis, LLC	Delaware
Lees Dialysis, LLC	Delaware
Legare Development LLC	Delaware
Liberty RC, Inc.	New York
Lighthouse Dialysis, LLC	Delaware
Limon Dialysis, LLC	Delaware
Lincoln Park Dialysis Services, Inc.	Illinois
Lincolnton Dialysis, LLC	Delaware
Little Rock Dialysis Centers, LLC	Delaware
Livary Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Livingston Dialysis, LLC	Delaware
Llano Dialysis, LLC	Delaware
Lofield Dialysis, LLC	Delaware
Logoley Dialysis, LLC	Delaware
Lone Dialysis, LLC	Delaware
Long Beach Dialysis Center, LLC	Delaware
Lord Baltimore Dialysis, LLC	Delaware
Lory Dialysis, LLC	Delaware
Loup Dialysis, LLC	Delaware
Lourdes Dialysis, LLC	Delaware
Lyndale Dialysis, LLC	Delaware
Madigan Dialysis, LLC	Delaware
Madison Dialysis, LLC	Delaware
Magney Dialysis, LLC	Delaware
Magnolia Dialysis, LLC	Delaware
Magoffin Dialysis, LLC	Delaware
Makonee Dialysis, LLC	Delaware
Mammoth Dialysis, LLC	Delaware
Maple Grove Dialysis, LLC	Delaware
Marseille Dialysis, LLC	Delaware
Martin Dialysis, LLC	Delaware
Marysville Dialysis Center, LLC	Delaware
Mashero Dialysis, LLC	Delaware
Mason-Dixon Dialysis Facilities, Inc.	Maryland
Mazonia Dialysis, LLC	Delaware
MedSleuth, Inc.	California
Memorial Dialysis Center, L.P.	Delaware
Mendocino Dialysis, LLC	Delaware
Meramec Dialysis, LLC	Delaware
Meridian Dialysis, LLC	Delaware
Mermet Dialysis, LLC	Delaware
Merrik Dialysis, LLC	Delaware
Middlesex Dialysis Center, LLC	Delaware
Milltown Dialysis, LLC	Delaware
Minam Dialysis, LLC	Delaware
Minneopa Dialysis, LLC	Delaware
Monad Dialysis, LLC	Delaware
Moraine Dialysis, LLC	Delaware
Mountain West Dialysis Services, LLC	Delaware
Mulgee Dialysis, LLC	Delaware
MVZ DaVita Alzey GmbH	Germany
MVZ DaVita Aurich GmbH	Germany
MVZ DaVita Bad Aibling GmbH	Germany
MVZ DaVita Bad Düben GmbH	Germany

Name - Continued	Jurisdiction of Organization
MVZ DaVita Dillenburg GmbH	Germany
MVZ DaVita Dinkelsbühl GmbH	Germany
MVZ DaVita Dormagen GmbH	Germany
MVZ DaVita Duisburg GmbH	Germany
MVZ DaVita Elsterland GmbH	Germany
MVZ DaVita Emden GmbH	Germany
MVZ DaVita Falkensee GmbH	Germany
MVZ DaVita Geilenkirchen GmbH	Germany
MVZ DaVita Gera GmbH	Germany
MVZ DaVita Iserlohn GmbH	Germany
MVZ DaVita Mönchengladbach GmbH	Germany
MVZ DaVita Neuss GmbH	Germany
MVZ DaVita Niederrhein GmbH	Germany
MVZ DaVita Nierenzentrum Aachen Alsdorf GmbH	Germany
MVZ DaVita Nierenzentrum Berlin-Britz GmbH	Germany
MVZ DaVita Nierenzentrum Hamm-Ahlen GmbH	Germany
MVZ DaVita Prenzlau-Pasewalk GmbH	Germany
MVZ DaVita Rhein-Ahr GmbH	Germany
MVZ DaVita Rhein-Ruhr GmbH	Germany
MVZ DaVita Schwalm-Eder GmbH	Germany
MVZ DaVita Viersen GmbH	Germany
Myrtle Dialysis, LLC	Delaware
Nansen Dialysis, LLC	Delaware
National Trail Dialysis, LLC	Delaware
Natomas Dialysis, LLC	Delaware
Navarro Dialysis, LLC	Delaware
NCA - Mid-Atlantic, LLC	Delaware
NCA-National, LLC	Delaware
NCA-SoCal, LLC	Delaware
Neff Dialysis, LLC	Delaware
Neoporte Dialysis, LLC	Delaware
Nephrology Care Alliance, LLC	Delaware
Nephrology Medical Associates of Georgia, LLC	Georgia
Nephrology Practice Solutions, LLC	Delaware
New Bay Dialysis, LLC	Delaware
Nicona Dialysis, LLC	Delaware
Norte Dialysis, LLC	Delaware
Noster Dialysis, LLC	Delaware
Oasis Dialysis, LLC	Delaware
Ogano Dialysis, LLC	Delaware
Ohio River Dialysis, LLC	Delaware
Okanogan Dialysis, LLC	Delaware
Olive Dialysis, LLC	Delaware
Orange Dialysis, LLC	California

Name - Continued	Jurisdiction of Organization
Ordust Dialysis, LLC	Delaware
Orion Dialysis, LLC	Delaware
Osage Dialysis, LLC	Delaware
Owens Dialysis, LLC	Delaware
Owyhee Dialysis, LLC	Delaware
Palmetto Dialysis, LLC	Delaware
Palo Dialysis, LLC	Delaware
Palomar Dialysis, LLC	Delaware
Panther Dialysis, LLC	Delaware
Patient Pathways, LLC	Delaware
Peaks Dialysis, LLC	Delaware
Pearl Dialysis, LLC	Delaware
Pendster Dialysis, LLC	Delaware
Percha Dialysis, LLC	Delaware
Pershing Dialysis, LLC	Delaware
Pfeiffer Dialysis, LLC	Delaware
Pharis Dialysis, LLC	Delaware
Philadelphia-Camden Integrated Kidney Care, LLC	Delaware
Physicians Choice Dialysis Of Alabama, LLC	Delaware
Physicians Choice Dialysis, LLC	Delaware
Physicians Dialysis Acquisitions, Inc.	Delaware
Physicians Dialysis of Lancaster, LLC	Pennsylvania
Physicians Dialysis Ventures, LLC	Delaware
Physicians Management, LLC	Delaware
Pible Dialysis, LLC	Delaware
Pike Dialysis, LLC	Delaware
Pinewoods Dialysis, LLC	Delaware
Pinson Dialysis, LLC	Delaware
Pittsburgh Dialysis Partners, LLC	Delaware
Piute Dialysis, LLC	Delaware
Placid Dialysis, LLC	Delaware
Plaine Dialysis, LLC	Delaware
Plattaz Dialysis, LLC	Delaware
Platte Dialysis, LLC	Delaware
Pluribus Dialise - Benfica, S.A.	Portugal
Pluribus Dialise - Cascais, S.A.	Portugal
Pluribus Dialise - Sacavem, S.A.	Portugal
Pluribus Dialise, S.A.	Portugal
Pobello Dialysis, LLC	Delaware
Poinsett Dialysis, LLC	Delaware
Pokagon Dialysis, LLC	Delaware
Portola Dialysis, LLC	Delaware
Prineville Dialysis, LLC	Delaware
Pruneau Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Pyramid Dialysis, LLC	Delaware
Ramsey Dialysis, LLC	Delaware
Rancho Dialysis, LLC	Delaware
Ravalli Dialysis, LLC	Delaware
Rayburn Dialysis, LLC	Delaware
Red Willow Dialysis, LLC	Delaware
Redcliff Dialysis, LLC	Delaware
Refuge Dialysis, LLC	Delaware
Renal Center of Beaumont, LLC	Delaware
Renal Center of Carrollton, L.P.L.L.L.P.	Delaware
Renal Center of Flower Mound, LLC	Delaware
Renal Center of Fort Dodge, LLC	Delaware
Renal Center of Frisco, LLC	Delaware
Renal Center of Hamilton, LLC	Delaware
Renal Center of Lewisville, LLC	Delaware
Renal Center of Morristown, LLC	Delaware
Renal Center of Mountain Home, LLC	Delaware
Renal Center of Newton, LLC	Delaware
Renal Center of North Denton, L.L.L.P.	Delaware
Renal Center of Port Arthur, LLC	Delaware
Renal Center of Sewell, LLC	Delaware
Renal Center of Succasunna, LLC	Delaware
Renal Center of the Hills, LLC	Delaware
Renal Center of Tyler, L.P.L.L.L.P.	Delaware
Renal Center of West Beaumont, LLC	Delaware
Renal Center of Westwood, LLC	Delaware
Renal Clinic of Houston, LLC	Delaware
Renal Life Link, Inc.	Delaware
Renal Treatment Centers - California, Inc.	Delaware
Renal Treatment Centers - Illinois, Inc.	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	Delaware
Renal Treatment Centers - Northeast, Inc.	Delaware
Renal Treatment Centers - Southeast, LP	Delaware
Renal Treatment Centers - West, Inc.	Delaware
Renal Treatment Centers, Inc.	Delaware
Renal Ventures Management, LLC	Delaware
RenalServ LLC	Delaware
Rend Dialysis, LLC	Delaware
Renwick Dialysis, LLC	Delaware
Revino Dialysis, LLC	Delaware
Rhodes Dialysis, LLC	Delaware
Rickwood Dialysis, LLC	Delaware
Riddle Dialysis, LLC	Delaware
Ringwood Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Rio Dialysis, LLC	Delaware
River Valley Dialysis, LLC	Delaware
RNA - DaVita Dialysis, LLC	Delaware
Rollins Dialysis, LLC	Delaware
Roose Dialysis, LLC	Delaware
Rophets Dialysis, LLC	Delaware
Roushe Dialysis, LLC	Delaware
Routt Dialysis, LLC	Delaware
Royale Dialysis, LLC	Delaware
Rusk Dialysis, LLC	Delaware
Russell Dialysis, LLC	Delaware
Rutland Dialysis, LLC	Delaware
RV Academy, LLC	Delaware
Saddleback Dialysis, LLC	Delaware
Sahara Dialysis, LLC	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Delaware
San Marcos Dialysis, LLC	Delaware
Sands Dialysis, LLC	Delaware
Santa Fe Springs Dialysis, LLC	Delaware
Santiam Dialysis, LLC	Delaware
Sapelo Dialysis, LLC	Delaware
Seabay Dialysis, LLC	Delaware
Secour Dialysis, LLC	Delaware
Sensiba Dialysis, LLC	Delaware
Shadow Dialysis, LLC	Delaware
Shawano Dialysis, LLC	Delaware
Shayano Dialysis, LLC	Delaware
Shelling Dialysis, LLC	Delaware
Sherman Dialysis, LLC	Delaware
Shetek Dialysis, LLC	Delaware
Shining Star Dialysis, Inc.	New Jersey
Shoals Dialysis, LLC	Delaware
Shone Dialysis, LLC	Delaware
Siena Dialysis Center, LLC	Delaware
Simeon Dialysis, LLC	Delaware
Skagit Dialysis, LLC	Delaware
Sloss Dialysis, LLC	Delaware
Soledad Dialysis Center, LLC	Delaware
Somerville Dialysis Center, LLC	Delaware
South Central Florida Dialysis Partners, LLC	Delaware
South Florida Integrated Kidney Care, LLC	Delaware
South Fork Dialysis, LLC	Delaware
South Shore Dialysis Center, L.P.	Delaware
Southcrest Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Southern Hills Dialysis Center, LLC	Delaware
Southlake Dialysis, LLC	Delaware
Southwest Atlanta Dialysis Centers, LLC	Delaware
Sparks Dialysis, LLC	Delaware
Sprague Dialysis, LLC	Delaware
Springpond Dialysis, LLC	Delaware
Star Dialysis, LLC	Delaware
Stevenson Dialysis, LLC	Delaware
Stewart Dialysis, LLC	Delaware
Stines Dialysis, LLC	Delaware
Storrie Dialysis, LLC	Delaware
Sugarloaf Dialysis, LLC	Delaware
Sula Dialysis, LLC	Delaware
Sun City Dialysis Center, L.L.C.	Delaware
Sunapee Dialysis, LLC	Delaware
Sunset Dialysis, LLC	Delaware
Talimena Dialysis, LLC	Delaware
Tannor Dialysis, LLC	Delaware
Targhee Dialysis, LLC	Delaware
Tarley Dialysis, LLC	Delaware
Taum Dialysis, LLC	Delaware
Taylor Dialysis, LLC	Delaware
Tenack Dialysis, LLC	Delaware
Tennessee Valley Dialysis Center, LLC	Delaware
Terbole Participações Societárias Ltda.	Brazil
Terre Dialysis, LLC	Delaware
The Woodlands Dialysis Center, LP	Delaware
Tolland Dialysis, LLC	Delaware
Tortugas Dialysis, LLC	Delaware
Total Renal Care Of North Carolina, LLC	Delaware
Total Renal Care Texas Limited Partnership	Delaware
Total Renal Care, Inc.	California
Total Renal Laboratories, Inc.	Florida
Total Renal Research, Inc.	Delaware
Toulouse Dialysis, LLC	Delaware
Townsend Dialysis, LLC	Delaware
Transmountain Dialysis, L.P.	Delaware
TRC - Indiana, LLC	Indiana
TRC - Petersburg, LLC	Delaware
TRC EL Paso Limited Partnership	Delaware
TRC of New York, Inc.	New York
TRC West, Inc.	Delaware
TRC-Georgetown Regional Dialysis, LLC	District Of Columbia
Tross Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Tugman Dialysis, LLC	Delaware
Tumalo Dialysis, LLC	Delaware
Tunnel Dialysis, LLC	Delaware
Tustin Dialysis Center, LLC	Delaware
Twain Dialysis, LLC	Delaware
Tyler Dialysis, LLC	Delaware
Ubonsie Dialysis, LLC	Delaware
Unicoi Dialysis, LLC	Delaware
University Dialysis Center, LLC	Delaware
Upper Valley Dialysis, L.P.	Delaware
USC-DaVita Dialysis Center, LLC	California
Valley Springs Dialysis, LLC	Delaware
Value-Based Enterprise Of Alabama, LLC	Delaware
Value-Based Enterprise of Chicago and Indiana, LLC	Delaware
Value-Based Enterprise of Connecticut, LLC	Delaware
Value-Based Enterprise of District of Columbia, LLC	Delaware
Value-Based Enterprise of El Paso, LLC	Delaware
Value-Based Enterprise Of Florida, LLC	Delaware
Value-Based Enterprise of Georgia, LLC	Delaware
Value-Based Enterprise Of Great Plains, LLC	Delaware
Value-Based Enterprise of Illinois, LLC	Delaware
Value-Based Enterprise of Louisville, LLC	Delaware
Value-Based Enterprise Of Michigan, LLC	Delaware
Value-Based Enterprise of Minnesota, LLC	Delaware
Value-Based Enterprise of Nevada, LLC	Delaware
Value-Based Enterprise of New Jersey and Pennsylvania, LLC	Delaware
Value-Based Enterprise of New York Metro, LLC	Delaware
Value-Based Enterprise Of Northern Ohio, LLC	Delaware
Value-Based Enterprise Of Pacific Northwest, LLC	Delaware
Value-Based Enterprise Of Southern California, LLC	Delaware
Value-Based Enterprise of Southern Florida, LLC	Delaware
Value-Based Enterprise of Southern Texas, LLC	Delaware
Value-Based Enterprise Of Texas And Oklahoma, LLC	Delaware
Value-Based Enterprise Of The South, LLC	Delaware
Value-Based Enterprise Of Virginia, LLC	Delaware
Value-Based Enterprise of Western Pennsylvania, LLC	Delaware
Vancile Dialysis, LLC	Delaware
Vancleer Dialysis, LLC	Delaware
Vanell Dialysis, LLC	Delaware
Victory Dialysis, LLC	Delaware
Vilander Dialysis, LLC	Delaware
VillageHealth DM, LLC	Delaware
Villanueva Dialysis, LLC	Delaware
Vively Health, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Vogel Dialysis, LLC	Delaware
Volo Dialysis, LLC	Delaware
Waddell Dialysis, LLC	Delaware
Wahconah Dialysis, LLC	Delaware
Wakoni Dialysis, LLC	Delaware
Walker Dialysis, LLC	Delaware
Wallips Dialysis LLC	Delaware
Walteria Dialysis, LLC	Delaware
Walton Dialysis, LLC	Delaware
Washburne Dialysis, LLC	Delaware
Watkins Dialysis, LLC	Delaware
Wauseon Dialysis, LLC	Delaware
Wayside Dialysis, LLC	Delaware
Weldon Dialysis, LLC	California
Wesley Chapel Dialysis, LLC	Delaware
West Elk Grove Dialysis, LLC	Delaware
West Sacramento Dialysis, LLC	Delaware
Weston Dialysis Center, LLC	Delaware
Whitney Dialysis, LLC	Delaware
Wilder Dialysis, LLC	Delaware
Willowbrook Dialysis Center, L.P.	Delaware
Winster Dialysis, LLC	Delaware
Wood Dialysis, LLC	Delaware
Woodcrest Dialysis, LLC	Delaware
Wyandotte Central Dialysis, LLC	Delaware
Yards Dialysis, LLC	Delaware
Yargol Dialysis, LLC	Delaware
Yucaipa Dialysis, LLC	Delaware
Zara Dialysis, LLC	Delaware
Zellier Dialysis, LLC	Delaware
Zephyrhills Dialysis Center, LLC	Delaware
Zillmar Dialysis, LLC	Delaware